Exhibit 10.1

CLARUS THERAPEUTICS, INC.

2004 STOCK INCENTIVE PLAN

Section 1.  PURPOSE.

The Plan is intended as an incentive to improve the performance, encourage the continued employment and increase the proprietary interest of certain directors, officers, advisors, employees and independent consultants of the Company, participating in the Plan. The Plan is designed to grant such directors, officers, advisors, employees and independent consultants the opportunity to share in the Company’s long-term success through stock ownership and to afford them the opportunity for additional compensation related to the value of Stock of the Company. It is intended that certain options granted under this Plan may qualify as “incentive stock options” under Section 422 of the Code.

Section 2.  DEFINITIONS.

(a)           “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)           “Award” means any right granted under the Plan, including any Incentive Stock Option, Nonqualified Stock Option or Restricted Stock award.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means the Board or such other committee of at least two persons as the Board may appoint to administer the Plan; provided, however, upon and after the time that the director, officer or stockholder of the Company first becomes subject to Section 16(b) of the Exchange Act, each member of the Committee shall, if practicable, be a “nonemployee director” within the meaning of the rules promulgated under Section 16(b) and an “outside director” within the meaning of U.S. Treas. Regs. §1.162-27(e)(3).

(f)            “Company” means Clarus Therapeutics, Inc., a Delaware corporation.

(g)           “Consultant” means any person, including any advisor, engaged by the Company or an Affiliate to render consulting, advisory or other services and who is compensated for such services. The term Consultant shall not include any Director.

(h)           “Director” means any non-employee director of either the Board or the board of directors of an Affiliate.

(i)            “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(j)            “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is (a) two years after the date the Participant was granted the Incentive Stock Option or (b) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

(k)           “Eligible Persons” means any (i) Employee, (ii) Director or (iii) Consultant.

(l)            “Employee” means any person employed by the Company or an Affiliate.

(m)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)           “Fair Market Value” means (i) prior to an IPO, the fair market value per share of Stock, on a fully diluted basis, determined by the Board in good faith, (ii) at the time of an IPO, the per share price to the public in such IPO less any per share underwriting discount, and (iii) after an IPO, (A) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (B) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date then on the last preceding date on which such a sale was reported. If, after an IPO, the Stock is not quoted on NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith to be the fair market value per share of Stock, on a fully diluted basis.

(o)           “Form S-8” means a Form S-8 Registration Statement filed under the Securities Act.

(p)           “IPO” means a “qualified public offering” as defined in the Amended and Restated Certificate of Incorporation of the Company.

(q)           “IPO Date” means the effective date of the IPO.

(r)            “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)            “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t)            “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(u)           “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(v)           “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(w)          “Plan” means the Clarus Therapeutics, Inc. 2004 Stock Incentive Plan.

(x)           “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 7 hereof.

(y)           “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(z)           “Rule 701” means Rule 701 promulgated under the Securities Act.

(aa)         “Securities Act” means the Securities Act of 1933, as amended.

(bb)         “Stock” means the common stock of the Company, par value $0.001 per share.

Section 3.  ADMINISTRATION.

(a)   General.  The Plan shall be administered by the Committee.

(b)   Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion:

(i)            To determine from time to time which of the Eligible Persons shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Award shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to an Award, and the number of shares of Stock with respect to which an Award shall be granted to each such person;

(ii)           To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration;

(iii)          To amend the Plan or an Award as provided in Section 15; and

(iv)          To exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)  Delegation of Authority.  The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties under this Section 3 as it may deem advisable.

(d)  Committee Determinations.  All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Section 4.  STOCK SUBJECT TO THE PLAN.

(a)  Share Reserve.  Subject to Section 9 hereof relating to adjustments, the total number of shares of Stock which may be granted pursuant to Awards hereunder shall not exceed, in the aggregate, 833,333 shares of Stock.

(b)  Source.  The stock to be granted or optioned under the Plan shall be shares of authorized but unissued Stock or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.

(c)  Reversion of Shares.  If any Award shall for any reason expire, be forfeited or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

Section 5.  ELIGIBILITY.

(a)  General.  Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. Except in the case of Incentive Stock Options, Awards may be granted to Employees, Directors and Consultants.

(b)  Incentive Stock Option Limitation.  Incentive Stock Options may be granted only to Employees.

(c)  Consultant Limitation.

(i)            Prior to the IPO Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii)           From and after the IPO Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (A) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (B) that such grant complies with the securities laws of all other relevant jurisdictions.

Section 6.  OPTIONS.

(a)  General.  Options granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Stock purchased on exercise of each type of Option. The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical, and, except as otherwise provided by the Committee in the Option Agreement, each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(i)  Term.  Subject to Section 6(b) hereof in the case of Incentive Stock Options, no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(ii)  Exercise Price.  Subject to Section 6(b) hereof in the case of Incentive Stock Options, the exercise price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the par value per share of Stock.

(iii)  Payment for Stock.  Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options (i) in immediately available funds in United States dollars, by certified or bank cashier’s check, (ii) by surrender to the Company of shares of Stock which have either (a) have been held by the Participant for at least six-months, or (b) were acquired from a person other than the Company, (iii) by a combination of (i) and (ii), or (iv) by any other means approved by the Committee.

(iv)  Vesting.  Options shall vest and become exercisable in such manner and on such date or dates set forth in the Option Agreement, as may be determined by the Committee; provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Company or its Affiliates and all vesting shall cease upon a Participant’s termination of employment or services for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(v)  Transferability of Options.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option. Notwithstanding the foregoing, a Nonqualified Stock Option shall be transferable to the extent provided in the Option Agreement.

(vi)  Early Exercise.  The Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s employment or service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines to be appropriate.

(b)  Special Provisions Applicable to Incentive Stock Options.

(i)  Exercise Price of Incentive Stock Options.  Subject to the provisions of subsection (ii) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted.

(ii)  Ten Percent (10%) Shareholders.  No Incentive Stock Option may be granted to an Employee who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (A) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such option; and (B) cannot be exercised more than five years after the date it is granted.

(iii)  $100,000 Limitation.  To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(iv)  Disqualifying Dispositions.  Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

Section 7.  RESTRICTED STOCK.

(a)  General.  Restricted Stock granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement. Subject to the restrictions set forth in Section 7(b), the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends, if any, with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account. Unless otherwise determined by the Committee, cash dividends or stock dividends so withheld by the Committee shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which they relate. No interest will accrue or be paid on the amount of any cash dividends withheld.

(b)  Restrictions.  In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, until such time that the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

(c)  Certificates.  Stock certificates for Restricted Stock shall be registered in the name of the Participant but shall be appropriately legended and returned to the Company by the Participant, together with a stock power, endorsed in blank by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Restricted Stock shall be held in book entry form rather than delivered to the Participant pending the release of the applicable restrictions, and for such additional time that the Committee determines appropriate.

(d)  Legends.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in the following form until the end of the applicable restricted period with respect to such Stock:

“Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of                         , between Clarus Therapeutics, Inc. and                                     . A copy of such Agreement is on file at the offices of Clarus Therapeutics, Inc.”

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

Section 8.  REPURCHASE OF STOCK.

At any time prior to the IPO Date, upon any termination of a Participant’s employment or service, the Committee may, in its discretion, and on terms it considers appropriate, require a Participant, or the executors or administrators of a Participant’s estate, to sell back to the Company all of the shares of Stock acquired through any Award at a price equal to the Fair Market Value at the time of such repurchase; provided, however, that except due to unforeseen circumstances, the Committee shall not exercise its repurchase right prior to the six-month anniversary of the date of grant, in the case of Restricted Stock, or the date of exercise, in the case of an Option.

Section 9.  ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

(a)  Capitalization Adjustments.  The aggregate number of shares of Stock which may be granted or purchased pursuant to Awards granted hereunder, the number of shares of Stock covered by each outstanding Award, the maximum number of shares of Stock with respect to which any one person may be granted Options in any calendar year, and the price per share thereof in each such Award may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) for any other reason which the Committee, in its sole discretion, determines otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment shall be conclusively determined by the Committee.

(b)  Corporate Events.  Notwithstanding subsection (a) above, in the event of (i) a merger or consolidation such that after such merger or consolidation the Company is not the surviving entity or the ultimate parent of the surviving entity, (ii) the sale of all or substantially all of the assets of the Company, or (iii) the reorganization or liquidation of the Company (a “Corporate Event”), the Company shall require the successor entity or parent thereof to assume all outstanding Awards; provided, however, the Committee may, in its discretion and in lieu of requiring such assumption, provide that all outstanding Awards shall terminate as of the consummation of such Corporate Event, and (x) accelerate the exercisability of, or cause all vesting restrictions to lapse on, all outstanding Awards to a date at least ten days prior to the date of such Corporate Event and/or (y) provide that holders of Awards will receive a payment in respect of cancellation of their Awards based on the amount (if any) by which the per share consideration being paid for the Stock in connection with such Corporate Event exceeds the applicable exercise price (if any), such payment to be made in cash, or, in the sole discretion of the Committee, in such other consideration necessary for a holder of an Award to receive property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time.

(c)  Assumption.  For purposes of Section 9(b) above, an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Event, each holder of an Award would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time; provided, that if such consideration received in the transaction is not solely equity securities of the successor entity, the Committee may, with the consent of the successor entity, provide for the consideration to be received upon exercise of the Award to be solely equity securities of the successor entity equal to the Fair Market Value of the per share consideration received by holders of Stock in the Corporate Event.

(d)  Fractional Shares.  Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

Section 10.  USE OF PROCEEDS.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

Section 11.  RIGHTS AND PRIVILEGES AS A STOCKHOLDER.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

Section 12.  EMPLOYMENT OR SERVICE RIGHTS.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate.

Section 13.  COMPLIANCE WITH LAWS.

The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock issued upon exercise of Options. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

Section 14.  WITHHOLDING OBLIGATIONS.

As a condition to the exercise or vesting, as applicable, of any Award, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Holder, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all Federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting or exercise. The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their Fair Market Value as of the settlement date of the Award. For purposes of this Section 14, the term “Company” shall be deemed to mean any Affiliate that may have a tax withholding obligation due to its relationship with a Participant.

Section 15.  AMENDMENT OF THE PLAN OR AWARDS.

(a)  Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan; provided, however, that without further stockholder approval the Board shall not make any amendment to the Plan which would increase the maximum number of shares of Stock which may be issued pursuant to Awards under the Plan, except as contemplated by Section 9 hereof.

(b)  No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(c)  Amendment of Stock Awards.  The Committee, at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the Participant consents in writing.

Section 16.  TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th ) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Section 17.  EFFECTIVE DATE OF THE PLAN.

The Plan is effective as of February 13, 2004, the date upon which the Board approved the Plan.

Section 18.  MISCELLANEOUS.

(a)  No Liability of Committee Members.  No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(b)  Stockholders Agreement.  Prior to the IPO Date, the Committee may, in its sole discretion, require that as a condition to the grant of any Award, or to the exercise of any Option, a Participant execute a stockholders agreement (the “Stockholders Agreement”), which may include, without limitation, drag along rights, rights of repurchase, rights of first refusal and other similar restrictions. If required, the Company shall deliver a copy of the Stockholders Agreement to a Participant prior to the time such Participant’s execution is required. In the event there is a conflict or inconsistency between the terms of an Award agreement and the Stockholders Agreement, the Stockholders Agreement shall govern and control.

(c)  Payments Following Accidents or Illness.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(d)  Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of New York without reference to the principles of conflicts of laws thereof.

(e)  Funding.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(f)  Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(g)  Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

*  *  *

OPTION GRANT NOTICE

Clarus Therapeutics, Inc. (the “Company”), pursuant to its 2004 Stock Incentive Plan (the “Plan”), hereby grants to Holder Options to purchase the number of shares of the Company’s Stock set forth below. The Options are subject to all of the terms and conditions as set forth herein and in the Option Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety.

Holder:

Date of Grant:

Number of Shares Subject to Option:

Exercise Price per share:

Expiration Date:	Ten Years From the Date of Grant

Type of Grant:	☐ Incentive Stock Option (within the meaning of Section 422 of the Code.)

☐ Nonqualified Stock Option

Vesting Schedule:	Options shall vest and become exercisable in accordance with the following schedule:

On the first anniversary of the Date of Grant, Options covering one-quarter (1/4th) of the total underlying shares shall vest and become exercisable; and

On the first day of each calendar month following the calendar month in which the first anniversary of the Date of Grant falls, Options covering an additional one-forty eighth (1/48th) of the total underlying shares shall vest and become exercisable.

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE BOUND BY THE TERMS THIS GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN.

CLARUS THERAPEUTICS, INC.		HOLDER

By:
	Signature	Signature

Title:		Date:

Date:

OPTION AGREEMENT

UNDER THE

CLARUS THERAPEUTICS, INC. 2004 STOCK INCENTIVE PLAN

Pursuant to the Grant Notice (the “Grant Notice”), and subject to the terms of this Option Agreement and the Company’s 2004 Stock Incentive Plan (the “Plan”), the Company and the Holder agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1.  Grant of Option.  Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Holder Options to purchase up to the number of shares of Stock provided in the Grant Notice, at an exercise price per share as provided in the Grant Notice. Subject to the same terms and conditions set forth herein and in the Plan, the Company may make one or more additional grants of options to the Holder by providing Holder with a new Grant Notice, which shall include any differing terms and conditions. The Company reserves all rights with respect to the granting of additional options hereunder and makes no implied promise to grant additional options.

2.  Vesting.  Subject to the limitations contained herein, the Options shall vest as provided in the Grant Notice, provided that vesting will cease upon the Holder’s termination as an Employee, Director or Consultant (a “Service Provider”).

3.  Termination as a Service Provider.  (a) If prior to the Expiration Date, the Holder shall cease to be a Service Provider of the Company or its Affiliates for any reason other than by reason of the Holder’s death or Disability, then (i) all vesting with respect to the Options shall cease, (ii) any unvested Options shall expire as of the date of such termination, and (iii) any vested Options shall remain exercisable until the earlier of the Expiration Date or the date that is ninety (90) days after the date of such termination as a Service Provider.

(b)                                 If prior to the Expiration Date, the Holder ceases to be a Service Provider by reason of death or Disability, (i) all vesting with respect to the Options shall cease, (ii) any unvested Options shall expire as of the date of such termination, and (iii) any vested Options shall expire on the earlier of the Expiration Date or the date that is twelve (12) months after the date of such termination due to death or Disability of the Holder. In such events, the Options shall remain exercisable by the person or persons to whom the Holder’s rights under the Options pass by will or the applicable laws of descent and distribution until its expiration, but only to the extent the Options were vested by the Holder at the time of such termination due to death or Disability.

4.  Method of Exercising Options.  The Options may be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee of written notice of the number of shares of Stock with respect to which the Options are being exercised accompanied by payment in full of the purchase price of such shares. Payment for such shares may be made (a) in immediately available funds in United States dollars, by certified or bank cashier’s check, (b) by surrender to the Company of shares of Stock which either (i) have been held by the Holder for at least six-months, or (ii) were acquired from a person other than the Company, (c) by any combination of (a) and (b), or (d) by any other means approved by the Committee.

5.  Issuance of Shares.  As promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount (as provided in Section 11 hereof), the Company shall issue or transfer to the Holder the number of shares with respect to which the Options have been so exercised, and shall deliver to the Holder a certificate or certificates therefor, registered in the Holder’s name.

6.  Repurchase Right; Stock Transfer Restrictions; Right of First Refusal.

(a)                                 If, prior to the IPO Date, the Holder ceases to be a Service Provider for any reason, at any time thereafter, the Company shall have the right to repurchase the shares of Stock received by the Holder upon exercise of the Option, provided such shares of Stock have been held by the Holder for at least six months (the “Repurchase Right”). The Repurchase Right shall be exercisable upon written notice to the Holder indicating the number of shares of Stock to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the shares of Stock to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase. Repurchase under this Section 6(a) shall be at a price equal to the Fair Market Value of the Stock as of the date of such repurchase.

(b)                                 Prior to the IPO Date, except as otherwise approved by the Committee, shares of Stock acquired by the Holder upon the exercise of the Options may not be sold, transferred or otherwise disposed of for a period of six months from the date of acquisition other than pursuant to a Permitted Transfer (as defined below). If, after the expiration of such period and prior to the IPO Date, the Holder wishes to transfer to a third party (other than a Permitted Transfer) the shares of Stock acquired by the Holder upon the exercise of the Options, prior to such transfer, the Holder shall give the Company advanced written notice of such proposed sale. The Company shall have thirty (30) days following its receipt of such notice from the Holder to elect to repurchase any or all of the shares of Stock proposed to be transferred from the Holder, at the purchase price equal to the bona fide offer price of the third party transferee. Should the purchase price specified in the Holder’s notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form provided in subsection (d) below equal in amount to the value of such property. If the Holder and the Company cannot agree on such cash value of such property within thirty (30) days after the Company’s receipt of the Holder’s notice, the valuation shall be made by the Company’s independent accounting firm. The cost of such valuation shall be shared equally by the Holder and the Company. For purposes of this Agreement, the term “Permitted Transfer” shall mean any transfer by the Holder of all or any portion of his shares of Stock (i) to the Company, (ii) to or for the benefit of any spouse, child or grandchild of the Holder, or (iii) to a trust or partnership for the benefit of any of the foregoing, including transfers by will or the laws of descent and distribution; provided, however, that, it shall be a condition of each such transfer, that (x) the transferee agrees to be bound by the terms of this Agreement as though no such transfer had taken place, and that (y) the Holder has complied with all applicable law in connection with such transfer.

(c)                                  Except as otherwise provided in subsection (d) below, to the extent the Company repurchases shares of the Stock underlying the Option pursuant to subsections (a) or (b) above, the repurchase price shall be payable in a single lump sum.

(d)                                 In the event that the purchase price specified in the Holder’s notice be payable in property other than cash or evidences of indebtedness, in the sole discretion of the Committee, the repurchase price may be paid pursuant to a promissory note issued in a form prescribed by the parties hereto, with a term no greater than three (3) years, bearing the “prime” rate of interest as published in The Wall Street Journal and otherwise containing commercially reasonable terms.

7.  Special Provisions Applicable to Incentive Stock Options.  In the event the Options are designated Incentive Stock Options in the Grant Notice, the following provisions shall apply:

(a)  $100,000 Limitation.  To the extent the aggregate Fair Market Value of Stock on the Date of Grant for which the Options are exercisable for the first time by the Holder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

(b)  Disqualifying Dispositions.  The Holder agrees to notify the Company in writing immediately after the Holder makes a disposition (including any sale) of Stock acquired by exercise of the Options made within the period which is (a) two years after the Date of Grant or (b) one year after the date the Holder exercises the Options.

8.  Company; Holder.

(a)                                 The term “Company” as used in this Agreement with reference to employment shall include the Company and its Affiliates.

(b)                                 Whenever the word “Holder” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Holder” shall be deemed to include such person or persons.

9.  Non-Transferability.  The Options are not transferable by the Holder otherwise than by will or the laws of descent and distribution and are exercisable during the Holder’s lifetime only by Holder; provided, however, if the Options granted hereunder are designated as Nonqualified Stock Options under the Grant Notice, the Holder may transfer the Option to any person or entity that would be allowable as a Permitted Transfer, provided no consideration is received for such transfer. Except as otherwise provided herein, no assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution),

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shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

10.  Rights as Stockholder.  The Holder or a transferee of the Options shall have no rights as a stockholder with respect to any share covered by the Options until Holder shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which Holder shall become the holder or record thereof.

11.  Tax Withholding.  As a condition of this Agreement, the Holder agrees that at the time of exercise the Holder shall pay to the Company in cash, or make such other arrangements satisfactory to the Committee regarding payment to the Company of, the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with the exercise of the Options.

12.  Market Standoff Agreement.  As a condition of receiving the Options, the Holder agrees that in connection with any registration of the Company’s Stock and upon the request of the Committee or the underwriters managing any public offering of the Company’s Stock, the Holder will not sell or otherwise dispose of any Stock without prior written consent of the Committee or such underwriters, as the case may be, for a period of time (not to exceed 180 days) from the effective date of such registration as the Committee or the underwriters may specify for employee-shareholders generally.

13.  Securities Law Compliance.

(a)                                 The shares of Stock underlying the Options have not been registered under Securities Act and are being issued to the Holder in reliance upon the exemption from such registration provided by Rule 701 for stock issuances under compensatory benefit plans such as the Plan. The Holder hereby confirms that the Holder has been informed that the shares of Stock underlying the Options are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock underlying the Options are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, the Holder hereby acknowledges that the Holder is prepared to hold the shares of Stock for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act (“Rule 144”), which exempts certain resales of unrestricted securities, is not presently available to exempt the resale of the shares of Stock underlying the Options from the registration requirements of the Securities Act.

(b)                                 Notwithstanding any other provision of this Agreement, the Holder shall make no disposition of the shares of Stock underlying the Options unless and until there is compliance with all of the following requirements:

(i)                                     The Holder shall have provided the Company with a written summary of the terms and conditions of the proposed disposition;

(ii)                                  The Holder shall have complied with all requirements of this Agreement applicable to the disposition of the shares of Stock underlying the Options;

(iii)                               If requested by the Company, the Holder shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (A) the proposed disposition does not require registration of the Stock under the Securities Act or (B) all appropriate action necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

(iv)                              The Company shall not be required (i) to transfer on its books any shares of Stock which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the shares of Stock, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the shares of Stock underlying the Options have been transferred in contravention of this Agreement.

14.  Notice.  Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Holder to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Holder may be given to the Holder personally or may be mailed to Holder at the Holder’s last known address, as reflected in the Company’s records.

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15.  No Right to Continued Service.  This Agreement does not confer upon the Holder any right to continue as a Service Provider.

16.  Binding Effect.  Subject to Section 9 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

17.  Waiver and Amendments.  Any waiver, alteration, amendment or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

18.  Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

19.  Plan.  The terms and provisions of the Plan are incorporated herein by reference. Capitalized terms used herein which are not defined herein shall have the meanings attributable thereto in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

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